AMENDMENT NO. 4            EXHIBIT 10.a.

         THIS AMENDMENT NO. 4 (the "Amendment") dated as of November 30, 1997, to the Credit Agreement referenced below, is by and among MACSAVER FINANCIAL SERVICES, INC., a Delaware corporation, (the "Borrower"), HEILIG-MEYERS COMPANY, a Virginia corporation (the "Company"), the Lenders identified therein, WACHOVIA BANK, N.A. (formerly, Wachovia Bank of Georgia, N.A.) as Administrative Agent, NATIONSBANK, N.A., as Documentation Agent, and CRESTAR BANK and FIRST UNION NATIONAL BANK (formerly, First Union National Bank of Virginia), as Co-Agents.

                                   WITNESSETH

         WHEREAS, the Lenders have established a $400 million credit facility for the benefit of the Borrower pursuant of the terms of that Credit Agreement dated as of July 18, 1995 (as amended and modified, the "Credit Agreement") among the Borrower, the Company, the Lenders identified therein and Wachovia Bank of Georgia, N.A., as Administrative Agent;

         WHEREAS, the Borrower has requested that certain financial covenants be computed without regard to a special charge to earnings of up to $135 million to be taken in the third and fourth quarters of 1998;

         WHEREAS, the modifications requested hereby require the consent of the Required Lenders; and

         WHEREAS, the Required Lenders have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Administrative Agent to enter into this Amendment on their behalf to give effect to this Amendment;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

         2.       Amendment.  The definition of "Consolidated EBIT" in Section
1.1 of the Credit Agreement is amended to add the following clause at the end of the first sentence therein:

         ", but excluding for purposes hereof in any event the special charge to earnings of up to $135 million taken in the third and fourth fiscal quarters of 1998 relating to restructuring and severance expenses."

         3. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of an Amendment Fee of 5 basis points on the aggregate amount of Commitments held by each of the Lenders consenting to this Amendment.

         4. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         5. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall

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not be  necessary  in making  proof of this  Amendment to produce or account for more than one such counterpart.

         7. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:                  MACSAVER FINANCIAL SERVICES, INC.,
                           a Delaware corporation

                           By: /s/Dossi Bhaznagri
                               ------------------
                           Name: Dossi Bhaznagri
                           Title: Vice President


COMPANY:          HEILIG-MEYERS COMPANY,
                           a Virginia corporation

                           By: /s/Paige H. Wilson
                               ------------------
                           Name: Paige H. Wilson
                           Title: Vice President, Treasurer and Secretary


ADMINISTRATIVE
 AGENT:           WACHOVIA BANK, N.A., as Administrative Agent
                           for and on behalf of the Lenders

                           By: /s/Charles A. Johnson
                               ---------------------
                           Name: Charles A. Johnson
                           Title: Senior Vice President

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